Exhibit 10.9

FIRST AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of July 7, 2015 (this “Amendment”), amends the Registration Rights Agreement, dated as of January 30, 2013 (the “Registration Rights Agreement”), by and among TRI Pointe Homes, Inc., a Delaware corporation (“TRI Pointe”), VIII/TPC Holdings, L.L.C., a Delaware limited liability company (the “Starwood Fund”), BMG Homes, Inc., The Bauer Revocable Trust U/D/T Dated December 31, 2003, Grubbs Family Trust Dated June 22, 2012, The Mitchell Family Trust U/D/T Dated February 8, 2000, Frankel Associates, L.P., Douglas F. Bauer, Thomas J. Mitchell and Michael D. Grubbs (collectively, the “Holders”).

WHEREAS, TRI Pointe is a party to an Agreement and Plan of Merger to Form Holding Company, dated as of July 7, 2015 (the “Merger Agreement”), by and among TRI Pointe, TRI Pointe Group, Inc., a Delaware corporation and, prior to the Effective Time, a wholly-owned subsidiary of TRI Pointe (“Holdings”), and TPG Merger, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“Merger Sub”), pursuant to which, at the Effective Time, Merger Sub will merge with and into TRI Pointe (the “Merger”), with TRI Pointe surviving the Merger as a wholly-owned subsidiary of Holdings;

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement;

WHEREAS, TRI Pointe, the Starwood Fund and the Holders wish to amend the Registration Rights Agreement in the manner set forth herein; and

WHEREAS, in connection with and effective as of the Effective Time of the Merger, TRI Pointe wishes to assign all of its contractual rights and obligations under the Registration Rights Agreement to Holdings and Holdings wishes to assume all of the contractual rights and obligations of TRI Pointe under the Registration Rights Agreement, pursuant to that certain Assignment and Assumption Agreement, dated as of July 7, 2015, by and between TRI Pointe and Holdings (the “Assignment Agreement”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment. As of the Effective Time, all references to the “Company” in the Registration Rights Agreement shall refer to Holdings, except that any reference made to the “Company” in the Registration Rights Agreement as of a specific date prior to the Effective Time shall continue to refer to TRI Pointe.

2. Consent to Assignment. In accordance with Section 4.2 of the Registration Rights Agreement, the Starwood Fund and each of the Holders hereby consent to the assignment by TRI Pointe of all of TRI Pointe’s contractual rights and obligations under the Registration Rights Agreement to Holdings pursuant to the Assignment Agreement.

3. Effect of Amendment and Consent. Except as expressly set forth in Sections 1 and 2 above, the parties hereto hereby agree that, effective as of the Effective Time, the Registration Rights Agreement shall continue in full force and effect without any other modification thereto, and the parties hereto shall continue to be bound thereby on the terms and conditions set forth therein, as modified by Sections 1 and 2 above.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same Amendment, it being understood that the parties need not sign the same counterpart.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be fully executed and delivered, all as of the date first set forth above.

TRI Pointe Homes, Inc.

By:	/s/ Douglas F. Bauer
Name:	Douglas F. Bauer
Title:	Chief Executive Officer

TRI Pointe Group, Inc.

By:	/s/ Douglas F. Bauer
Name:	Douglas F. Bauer
Title:	Chief Executive Officer

VIII/TPC Holdings, L.L.C.

By:	/s/ Daniel Schwaegler
Name:	Daniel Schwaegler
Title:	Senior Vice President

BMG Homes, Inc.

By:	/s/ Douglas F. Bauer
Name:	Douglas F. Bauer
Title:

The Bauer Revocable Trust U/D/T Dated December 31, 2003

By:	/s/ Douglas F. Bauer
Name:	Douglas F. Bauer
Title:	Trustee

Grubbs Family Trust dated June 22, 2012

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Trustee

The Mitchell Family Trust U/D/T Dated February 8, 2000

By:	/s/ Thomas J. Mitchell
Name:	Thomas J. Mitchell
Title:	Trustee

Frankel Associates, L.P.
By: La Lomana Inc., its general partner

By:	/s/ Richard E. Frankel
Name:	Richard E. Frankel
Title:	President

/s/ Douglas F. Bauer
Douglas F. Bauer

/s/ Thomas J. Mitchell
Thomas J. Mitchell

/s/ Michael D. Grubbs
Michael D. Grubbs

[SIGNATURE PAGE TO FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]